SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549



                                FORM 8-K



                             CURRENT REPORT



                   PURSUANT TO SECTION 13 OR 15(D) OF
                   THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of Earliest Event Reported):  July 26, 1995



                     Commission file number  1-7244



                     BALLY ENTERTAINMENT CORPORATION
         (Exact name of registrant as specified in its charter)



                Delaware                               36-2512405
     (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)                 Identification No.)



 8700 West Bryn Mawr Avenue, Chicago, Illinois            60631
 (Address of principal executive offices)              (Zip Code)



 Registrant's telephone number, including area code:  (312) 399-1300
















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                         Exhibit Index on Page 2

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                     BALLY ENTERTAINMENT CORPORATION
                                FORM 8-K
                             Current Report




   Item 7.     Financial Statements and Exhibits

          c.   Exhibit

               99  Schedule 13E-4/A Corrected Final Amendment




                                SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                              BALLY ENTERTAINMENT CORPORATION
                              -------------------------------
                                        Registrant


 Date: July 26, 1995       /s/ Lee S. Hillman
                           -------------------------------
                           Lee S. Hillman
                           Executive Vice President, Chief
                           Financial Officer and Treasurer



























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